Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: Steven N. Barlow

Vice President, Investor Relations

ExlService Holdings, Inc.

280 Park Avenue

New York, NY 10017

(212) 624-5913

ir@exlservice.com

EXL REPORTS 2015 THIRD QUARTER RESULTS

2015 Third Quarter Revenues of $163.5 Million

Diluted EPS (GAAP) of $0.44

Adjusted Diluted EPS (Non-GAAP) of $0.58

New York, NY – October 29, 2015 – ExlService Holdings, Inc. (NASDAQ: EXLS), a leading provider of Operations Management and Analytics & Business Transformation services, today announced its financial results for the third quarter of 2015.

Rohit Kapoor, Vice Chairman and CEO, commented: “EXL achieved strong third quarter results due to broad-based growth across both our business segments delivering 24% revenue growth year-over-year. This revenue growth was delivered along with improved profitability based upon the plan we outlined at the start of the year.

Our Operations Management business, including the impact of Overland Solutions, grew by 13% year-over-year. The adoption of our Business EXLerator Framework™, BPaaS and product solutions are resonating with clients. These capabilities enable EXL to work across the end-to-end business value chain to impact not only cost, but also top-line revenues and customer experience. This has resulted in new client wins and expansion of existing client relationships.”

Analytics & Business Transformation continues to exhibit high growth with revenues up 58% year-over-year, due to strong organic growth in our core analytics business and the impact of RPM. The demand for our analytics services continues to be strong, and we continue to make investments to retain our leadership position as one of the few large and differentiated players in the global analytics market.”

Vishal Chhibbar, EXL’s CFO, commented: “In the third quarter, EXL had record revenues of $163.5 million, up 24% from third quarter 2014 revenues which excludes the reimbursement of disentanglement costs and up 5% sequentially. During the quarter we expanded our adjusted operating margins to 17.0% from 13.9% in the second quarter of 2015 and delivered an adjusted diluted EPS of $0.58, up 33%, year-over-year and up 22% sequentially.

Based on our strong year-to-date performance and our growth outlook in the fourth quarter of 2015, EXL is raising its revenue guidance to $623 million - $626 million from $610 million - $625 million, representing an annual growth of 19% at the mid-point, despite a currency headwind. EXL is also raising its adjusted diluted earnings per share guidance to $1.95 - $2.01 from $1.88 - $1.98.”

Our business is divided into two reporting segments: Operations Management and Analytics & Business Transformation.

Reconciliations of adjusted financial measures to GAAP are included at the end of this release.

•	Revenues for the quarter ended September 30, 2015 were $163.5 million compared to $122.5 million for the quarter ended September 30, 2014 and $155.6 million for the quarter ended June 30, 2015. Revenues for the quarter ended September 30, 2014 were reduced by $9.6 million due to the reimbursement of disentanglement costs. Operations Management revenues for the quarter ended September 30, 2015 were $114.0 million compared to $91.2 million for the quarter ended September 30, 2014 and $112.6 million for the quarter ended June 30, 2015. Analytics & Business Transformation revenues for the quarter ended September 30, 2015 were $49.5 million compared to $31.3 million for the quarter ended September 30, 2014 and $43.0 million for the quarter ended June 30, 2015.

•	Gross margin for the quarter ended September 30, 2015 was 36.9% compared to 30.6% for the quarter ended September 30, 2014 and 35.4% for the quarter ended June 30, 2015. Operations Management gross margin for the quarter ended September 30, 2015 was 36.8% compared to 31.0% for the quarter ended September 30, 2014 and 36.5% for the quarter ended June 30, 2015. Analytics & Business Transformation gross margin for the quarter ended September 30, 2015 was 37.1% compared to 29.4% for the quarter ended September 30, 2014 and 32.7% for the quarter ended June 30, 2015.

•	Operating margin for the quarter ended September 30, 2015 was 12.7% compared to 4.4% for the quarter ended September 30, 2014 and 9.8% for the quarter ended June 30, 2015.

•	Net income for the quarter ended September 30, 2015 was $15.2 million compared to $6.1 million for the quarter ended September 30, 2014 and $12.1 million for the quarter ended June 30, 2015.

•	Adjusted operating margin for the quarter ended September 30, 2015 was 17.0% compared to 14.3% for the quarter ended September 30, 2014 and 13.9% for the quarter ended June 30, 2015. Adjusted EBITDA for the quarter ended September 30, 2015 was $33.3 million compared to $24.4 million for the quarter ended September 30, 2014 and $26.9 million for the quarter ended June 30, 2015.

•	Diluted earnings per share for the quarter ended September 30, 2015 was $0.44 compared to $0.18 for the quarter ended September 30, 2014 and $0.35 for the quarter ended June 30, 2015. Adjusted diluted earnings per share for the quarter ended September 30, 2015 was $0.58 compared to $0.44 for the quarter ended September 30, 2014 and $0.48 for the quarter ended June 30, 2015.

Business Highlights

•	Won 4 new clients in Operations Management and 5 new clients in Analytics & Business Transformation.

•	Expanded multiple Operations Management relationships, including migrating 39 new processes in the third quarter of 2015.

•	Positioned in the Winner’s Circle in the “HfS Blueprint Report: Insurance As-a-Service 2015”

•	Positioned in the Winner’s Circle in the “HfS Blueprint Report: Healthcare Payer Operations 2015”

•	Positioned as a Leader in Everest Research’s “Property and Casualty Insurance BPO – Service Provider Landscape with PEAK Matrix™ Assessment 2015”

•	Positioned as a Leader in Everest Research’s “Life and Pensions Insurance BPO – Service Provider Landscape with PEAK Matrix™ Assessment 2015”

•	Redesigned the EXL website creating a better client experience while showcasing EXL’s investments in thought leadership across our business domains.

•	Recorded headcount as of September 30, 2015 of 23,715 compared to 22,684 as of June 30, 2015 and 23,050 (including employees under managed services) as of September 30, 2014.

•	Reported employee attrition for the quarter ended September 30, 2015 of 34.5%, compared with 34.9% for the quarter ended June 30, 2015 and 38.0% for the quarter ended September 30, 2014.

2015 Outlook

Based on current visibility and an Indian rupee to U.S. dollar exchange rate of 65, the Company is updating its guidance for the calendar year 2015:

•	Revenue of $623 million to $626 million.

•	Adjusted diluted earnings per share, excluding the impact of stock-based compensation expense, amortization of intangibles and associated tax impacts, of $1.95 to $2.01.

Conference Call

ExlService Holdings, Inc. will host a conference call on Thursday, October 29, 2015 at 8:00 a.m. U.S. eastern time to discuss the Company’s quarterly operating and financial results. The conference call will be available live via the internet by accessing the investor relations section of EXL’s website at ir.exlservice.com, where an accompanying investor-friendly spreadsheet of historical operating and financial data can also be accessed. Please go to the website at least fifteen minutes prior to the call to register, download and install any necessary audio software.

To listen to the conference call via phone, please dial 1-877-303-6384 or if dialing in internationally, 1-224-357-2191 and an operator will assist you. For those who cannot access the live broadcast, a replay will be available on the EXL website ir.exlservice.com).

About EXL

EXL (NASDAQ: EXLS) is a leading business process solutions company that looks deeper to drive business impact through integrated services and industry knowledge. EXL provides operations management, decision analytics and technology platforms to organizations in insurance, healthcare, banking and financial services, utilities, travel, and transportation and logistics, among others. We work as a strategic partner to help our clients streamline business operations, improve corporate finance, manage compliance, create new channels for growth and better adapt to change. Headquartered in New York and in business since 1999, EXL has approximately 23,500 professionals in locations throughout the U.S., Europe, Asia, Latin America and South Africa. For more information, visit www.exlservice.com.

Continuing Statement Regarding Forward-Looking Statements This press release contains forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to the EXL’s operations and business environment, all of which are difficult to predict and many of which are beyond EXL’s control. Forward-looking statements include information concerning EXL’s possible or assumed future results of operations, including descriptions of its business strategy. These statements may include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of management’s experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although EXL believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect EXL’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors are discussed in more detail in EXL’s filings with the Securities and Exchange Commission, including EXL’s Annual Report on Form 10-K for the year ended December 31, 2014. These risks could cause actual results to differ materially from those implied by forward-looking statements in this release. You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect EXL. EXL has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.

EXLSERVICE HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except share and per share amounts)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Revenues, net	$163,503	$122,457	$462,634	$363,992
Cost of revenues (exclusive of depreciation and amortization)	103,198	84,983	296,801	241,164

Gross profit	60,305	37,474	165,833	122,828

Operating expenses:
General and administrative expenses	18,817	15,952	57,428	46,992
Selling and marketing expenses	12,682	9,117	35,769	28,812
Depreciation and amortization	8,057	7,014	23,171	20,049

Total operating expenses	39,556	32,083	116,368	95,853

Income from operations	20,749	5,391	49,465	26,975
Other income/(expense) :
Foreign exchange gain / (loss)	191	642	2,347	(328)
Interest and other income, net	1,787	1,044	4,300	2,861

Income before income taxes	22,727	7,077	56,112	29,508
Income tax expense	7,565	1,002	19,309	4,523

Net income	$15,162	$6,075	$36,803	$24,985

Earnings per share:
Basic	$0.46	$0.18	$1.10	$0.76
Diluted	$0.44	$0.18	$1.08	$0.74
Weighted-average number of shares used in computing earnings per share:
Basic	33,307,312	32,890,475	33,320,477	32,743,384
Diluted	34,180,635	33,676,665	34,147,120	33,594,304

EXLSERVICE HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share amounts)

	September 30, 2015	December 31, 2014
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$90,656	$176,499
Short-term investments	93,184	11,577
Restricted cash	2,547	1,395
Accounts receivable, net	98,272	80,244
Prepaid expenses	5,501	5,783
Deferred tax assets, net	4,738	4,455
Advance income tax, net	4,169	9,905
Other current assets	13,217	12,533

Total current assets	312,284	302,391

Fixed assets, net	47,071	45,369
Restricted cash	3,289	3,258
Deferred tax assets, net	7,996	11,985
Intangible assets, net	55,462	46,979
Goodwill	171,753	139,599
Other assets	22,083	23,975

Total assets	$619,938	$573,556

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,637	$4,663
Short-term borrowings	10,000	—
Deferred revenue	8,110	7,690
Accrued employee cost	36,788	37,606
Accrued expenses and other current liabilities	34,239	40,206
Current portion of capital lease obligations	481	803

Total current liabilities	93,255	90,968

Long term borrowings	60,000	50,000
Capital lease obligations, less current portion	304	560
Non-current liabilities	18,971	12,870

Total liabilities	172,530	154,398

Commitments and contingencies
Preferred stock, $0.001 par value; 15,000,000 shares authorized, none issued	—	—
Stockholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares authorized, 34,749,446 shares issued and 33,083,540 shares outstanding as of September 30, 2015 and 34,203,352 shares issued and 32,905,467 shares outstanding as of December 31, 2014	35	34
Additional paid-in-capital	248,614	233,173
Retained earnings	306,227	269,424
Accumulated other comprehensive loss	(66,250)	(55,509)

Total stockholders’ equity including shares held in treasury	488,626	447,122

Less: 1,665,906 shares as of September 30, 2015 and 1,297,885 shares as of December 31, 2014, held in treasury, at cost	(41,218)	(27,964)

Total stockholders’ equity	447,408	419,158

Total liabilities and stockholders’ equity	$619,938	$573,556

EXLSERVICE HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

Reconciliation of Adjusted Financial Measures to GAAP Measures

In addition to its reported operating results in accordance with U.S. generally accepted accounting principles (GAAP), EXL has included in this release adjusted financial measures (adjusted operating margin, adjusted EBITDA, adjusted net income and adjusted diluted earnings per share) that the Securities and Exchange Commission defines as “non-GAAP financial measures.” The adjusted financial measures disclosed by the EXL should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from those financial statements should be carefully evaluated. EXL believes that providing these adjusted measures may help investors better understand EXL’s underlying financial performance. Management also believes that these adjusted financial measures, when read in conjunction with EXL’s reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company’s results and comparisons of the Company’s results with the results of other companies. EXL believes that it is unreasonably difficult to provide its financial outlook in accordance with GAAP for a number of reasons including, without limitation, EXL’s inability to predict its future stock-based compensation expense under ASC Topic 718 and the amortization of intangibles associated with further acquisitions, and the uncertainty around the reimbursement of transition and disentanglement costs for a disclosed client issue. EXL also incurs significant non-cash charges for depreciation that may not be indicative of the Company’s ability to generate cash flow.

Additionally, EXL provides certain information on a constant currency basis, which reflects a comparison of current period results translated at the prior period currency rates. This information is provided because EXL believes that it provides useful incremental information to investors regarding EXL’s operating performance.

The following table shows the reconciliation of these adjusted financial measures from GAAP measures for the three months ended September 30, 2015 and 2014 and for the three months ended June 30, 2015:

Reconciliation of Adjusted Operating Income and Adjusted EBITDA

(Amounts in thousands)

	Three Months Ended Sep 30,		Three Months Ended June 30,
	2015	2014	2015
Revenues (GAAP)	$163,503	$122,457	$155,621
add: Reimbursement of transition and disentanglement costs (a)	—	9,626	—

Revenues (Non-GAAP)	$163,503	$132,083	$155,621
subtract: Cost of revenues (GAAP)	(103,198)	(84,983)	(100,478)
subtract: Operating expenses (GAAP)	(39,556)	(32,083)	(39,895)

Income from operations (Non- GAAP)	$20,749	$15,017	$15,248
add: Stock-based compensation expense (b)	4,471	2,376	3,553
add: Amortization of acquisition-related intangibles (c)	2,642	1,441	2,808

Adjusted operating income (Non-GAAP)	$27,862	$18,834	$21,609

Adjusted operating margin as a % of Revenues (Non-GAAP)	17.0%	14.3%	13.9%
add: Depreciation	5,415	5,573	5,253

Adjusted EBITDA (Non-GAAP)	$33,277	$24,407	$26,862

Adjusted EBITDA margin as a % of Revenues (Non-GAAP)	20.4%	18.5%	17.3%

(a)	To exclude reimbursement of transition and disentanglement costs for a disclosed client issue.
(b)	To exclude stock-based compensation expense under ASC Topic 718.
(c)	To exclude amortization of acquisition-related intangibles.

Reconciliation of Adjusted Net Income and Adjusted Diluted Earnings Per Share

(Amounts in thousands, except per share data)

	Three Months Ended Sep 30,		Three Months Ended June 30,
	2015	2014	2015
Net income (GAAP)	$15,162	$6,075	$12,074
add: Stock-based compensation expense (a)	4,471	2,376	3,553
add: Amortization of acquisition-related intangibles (b)	2,642	1,441	2,808
add: reimbursement of transition and disentanglement costs (c)	—	9,626	—
subtract: Tax impact on stock-based compensation expense	(1,704)	(907)	(1,320)
subtract: Tax impact on amortization of acquisition-related intangibles	(656)	(191)	(716)
subtract: Tax impact on reimbursement of transition and disentanglement costs	—	(3,658)	—

Adjusted net income (Non-GAAP)	$19,915	$14,762	$16,399

Adjusted diluted earnings per share (Non-GAAP)	$0.58	$0.44	$0.48

(a)	To exclude stock-based compensation expense under ASC Topic 718.
(b)	To exclude amortization of acquisition-related intangibles.
(c)	To exclude reimbursement of transition and disentanglement costs for a disclosed client issue.